SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 24, 1998

                Date of earliest event reported: February 4, 1998

                       TriNet Corporate Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

Maryland                           I-11918                    94-3175659
(State or other jurisdiction       (Commission File        (I.R.S. Employer
of organization)                   Number)                Identification No.)

Four Embarcadero Center                                               94111
Suite 3150                                                         (Zip Code)
San Francisco, CA
(Address of principal executive offices)

                                 (415) 391-4300

              (Registrant's telephone number, including area code)



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The purpose of this amendment is to correct certain typographical errors in
Exhibit 99.1, as previously filed.

Item 5.  Other events.

     On February 4, 1998 TriNet Corporate Realty Trust, Inc. (the "Company") announced its results of operations for the quarter and year ended December 31, 1997.

     Attached hereto as Exhibit 99.1 is a copy of the press release announcing the Company's results of operations.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)  Financial Statements of Business Acquired.
                        None.

                  (b)  Pro Forma Financial Information.
                        None.

                  (c)  Exhibits.
                        99.1 Press Release dated February 4, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TRINET CORPORATE REALTY TRUST, INC.



                               By:  /s/ Geoffrey Dugan
                                    Name:   Geoffrey Dugan
                                    Title:  Vice President Administration and
                                                  General Counsel

Date:    February 23, 1998